SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      July 2, 1997
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                                  STAPLES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-17586                                             04-2896127
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(Commission File Number)                       (IRS Employer Identification No.)


    One Research Drive, Westboro, Massachusetts                     01581
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    (Address of principal executive offices)                      (Zip Code)


                                 (508) 370-8500
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               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.
          -------------

         On July 2, 1997, Staples, Inc., a Delaware corporation ("Staples"), and Office Depot, Inc., a Delaware corporation ("Office Depot"), terminated (i) the Agreement and Plan of Merger dated as of September 4, 1996, as amended (the "Merger Agreement"), among Staples, Office Depot and Marlin Acquisition Corp., a wholly-owned subsidiary of Staples, and (ii) the Stock Option Agreements dated as of September 4, 1996 between Staples and Office Depot.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

         (c) Exhibits.
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               99.1  Termination Agreement between Staples, Inc. and Office
                     Depot, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 3, 1997                          STAPLES, INC.
                                             (Registrant)

                                             By: /s/ John J. Mahoney
                                                 ------------------------------
                                                 John J. Mahoney
                                                 Executive Vice President
                                                 and Chief Financial Officer